Notice of
                         ANNUAL MEETING OF STOCKHOLDERS


                                 April 20, 2000


                                       and

                                 PROXY STATEMENT

                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 Broadway
                              Kansas City, Missouri













                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 Broadway
                              Kansas City, Missouri

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 20, 2000

     The Annual Meeting of Stockholders of Kansas City Life Insurance Company will be held in the Company's Home Office, 3520 Broadway, Kansas City, Missouri on April 20, 2000 at 9 a.m. for the following purposes:

 (1) To elect five (5) directors for three (3) year terms.

 (2) To transact such other business as may properly come before the meeting.

     The close of business at 4:15 p.m., March 13, 2000 has been fixed as the date of record for determining stockholders entitled to vote at the meeting, or any adjournment thereof, and only stockholders of record on said date are entitled to vote at the meeting. The stock transfer books of the Company will remain open. All stockholders are urged to attend the meeting in person or by proxy. If you do not expect to attend the meeting, you are requested by Management to date, fill in, sign and return the enclosed proxy promptly. A postage-paid envelope is enclosed for your convenience. Your attention is directed to the Proxy Statement printed on the following pages.



/s/ C. John Malacarne                           /s/ R. Philip Bixby
C. John Malacarne                               R. Philip Bixby
Vice President, General Counsel                 President, CEO and
and Secretary   R.Philip  Bixby                 Vice Chairman of the Board



March 29, 2000


                       KANSAS CITY LIFE INSURANCE COMPANY

                              Kansas City, Missouri



                                 PROXY STATEMENT


     The enclosed proxy is solicited by and on behalf of the Board of Directors of Kansas City Life Insurance Company (hereinafter called the "Company"), for use in connection with the Annual Meeting of Stockholders on April 20, 2000, at the principal office of the Company, 3520 Broadway, Kansas City, Missouri. The matters to be considered and acted upon at such meeting are (1) to elect five directors for a term of three years, and (2) to transact such other business as may properly come before the meeting or any adjournment thereof. Management does not intend to bring before the meeting any business other than the matters set forth above and knows of no other matters that may be brought before the meeting. However, if any other matters properly come before the meeting, or any adjournment or adjournments thereof, including procedural matters arising during the course thereof, the persons named in the enclosed proxy will vote the proxy according to their judgment on such matters, to the extent such proxies are not limited to the contrary.

     Shares represented at the meeting by properly executed proxies in the accompanying form will be voted at the meeting, and, where the stockholder giving the proxy specifies a choice by means of the ballot space provided in the form of proxy, the shares will be voted in accordance with the specification so made. If no directions are given by the stockholder, the proxy will be voted in the manner specified on the accompanying form of proxy. Any proxy delivered pursuant to this solicitation is revocable by the person executing the proxy at any time before it is exercised.

     The Company has authorized 36,000,000 shares of $1.25 Par Common Stock. As of February 29, 2000, 6,472,690 shares are held as Treasury Stock and 12,023,990 are issued and outstanding. Each outstanding share of stock is entitled to one vote, and stockholders of record as of the close of business on March 13, 2000 shall be the stockholders entitled to vote at the meeting. In election of directors, stockholders have cumulative voting rights under Missouri Law. This means each stockholder has a number of votes determined by multiplying the number of shares he or she is entitled to vote by the number of directors to be elected. This total number of votes may be voted for one nominee or distributed among several nominees.



                  Condensed Financial Review and Annual Report


     This proxy statement follows the Company's condensed Financial Review for the fiscal year 1999 previously mailed to stockholders in February, 2000. The regular Annual Report for 1999 is enclosed herewith.



                              Election of Directors


     It is the intention of the persons named in the enclosed proxy form to vote such proxy for the election of nominees for directors, listed hereafter, for the term indicated. If for any reason the nominee shall become unavailable for election, the persons named in the enclosed proxy will vote for such substituted nominee or nominees as are selected by the Board of Directors pursuant to the Company's Bylaws.

                                                                   Shares of
                                                                Record and Bene-
                                                    Served as a  ficially Owned
                               Principal              Director        as of
 Nominee                       Occupation              since   February 29, 2000

The following schedule sets forth the names of the directors nominated by the Board of Directors for three year terms together with certain additional information:


J. R. Bixby               .Chairman of the Board       1957     2,966,312 (1)
R. Philip Bixby           .President, CEO and          1985     2,358,340 (2)(3)
                           Vice Chairman of the Board              14,387 (4)
                                                                  356,000 (5)
                          .                                       363,782 (6)
Richard L. Finn           .Senior Vice President,      1983            24
                          .Finance                                 14,388 (4)
                          .                                       245,454 (7)
Warren J. Hunzicker, M.D. .Retired, former             1989           300
                          .Medical Director
                          .Kansas City, Missouri
Larry Winn, Jr.           .Retired, former Representative1985         332
                          .U. S. Congress
                          .Prairie Village, Kansas

The following schedule sets forth the names of the directors elected on April 23, 1998 for three year terms together with certain additional information:

W. E. Bixby *              Former                      1966            **
                          .Vice Chairman of the Board
                          .Kansas City, Missouri
Jack D. Hayes             .Senior Vice President,      1995           500
                          .Marketing                                1,602 (4)
Francis P. Lemery ***     .Retired, former             1985            **
                          .Senior Vice President and Actuary
                          .Kansas City, Missouri
Michael J. Ross           .Chairman of the Board,      1972           600
                           Jefferson Bank & Trust Company
                           St. Louis, Missouri
Elizabeth T. Solberg       Regional President          1997           200
                          .and Senior Partner,
                          .Fleishman-Hillard, Inc.
                          .Kansas City, Missouri


* Mr. Bixby passed away September 27, 1999. The Board has not yet elected a replacement Director to serve the balance of Mr. Bixby's unexpired term.

**   None

*** Mr. Lemery retired and resigned from the Board November 30, 1999. The Board has not yet elected a replacement Director to serve the balance of Mr. Lemery's unexpired term.

                                                                     Shares of
                                                                Record and Bene-
                                                                      ficially
                                                Served as a            Owned
                      Principal                  Director              as of
                      Occupation                  since        February 29, 2000

The following schedule sets forth the names of the directors elected April 22, 1999 for three year terms together with certain additional information:

W. E. Bixby, III    President, Old American          1996       2,358,340 (2)(8)
                    Insurance Company                             364,096 (9)
                    Kansas City, Missouri                           5,496 (4)
                                                                  356,000 (5)
Webb R. Gilmore     Chairman,                       1990            1,000
                    Chief Executive Officer and Shareholder
                    Gilmore & Bell
                    Kansas City, Missouri
Nancy Bixby Hudson  Investor                        1996        2,966,312 (10)
                    Lander, Wyoming                               331,566 (11)
Daryl D. Jensen     Vice Chairman of the Board,     1978              939
                    Sunset Life Insurance
                    Company of America
                    Kansas City, Missouri
C. John Malacarne   Vice President, General Counsel 1991               20
                    and Secretary                                  13,172 (4)
                                                                  245,454 (7)

(1) J. R. Bixby, as sole managing partner of the JRB Partnership, shares the power of disposition of these shares with the JRB Partnership and the general partners of the JRB Partnership. He has the sole power to vote (i) 2,692,194 of these shares, as sole trustee of the JRB Revocable Trust, a general partner and a limited partner of the JRB Partnership, and (ii) 322 of these shares, as a limited partner of the JRB Partnership.

(2) As co-managing partners and general partners of the WEB Partnership, R. Philip Bixby and W. E. Bixby, III, along with Ms. O'Connor and the WEB Partnership, share the power to dispose of these shares. As co-trustees of the WEB Trust, R. Philip Bixby and W. E. Bixby, III, along with Ms. O'Connor, share the power to vote 2,151,562 of these shares.

(3) Includes (i) 518 shares for which R. Philip Bixby, as a general partner and a limited partner of the WEB Partnership, has the sole power to vote; and
     (ii) 61,362 shares for which R. Philip Bixby, as sole trustee of the R. Philip Bixby GST Trust and the Issue Trust for R. Philip Bixby, which trusts are limited partners of the WEB Partnership, has the sole power to vote.

(4) Approximate beneficial interest in shares held by the Trustees of Kansas City Life Insurance Company Employee Benefit Plans. Participants may instruct the Trustees how to vote their shares.

(5) Shares in the Walter E. Bixby Descendants Trust. R. Philip Bixby and W. E. Bixby, III are two of three Trustees who share voting and investment power. Sale of these shares is restricted by the terms of the Trust.

(6) Includes (i) 346,234 shares which R. Philip Bixby owns directly and has the sole power to vote and the sole power of disposition; and (ii) 17,548 shares for which R. Philip Bixby, as custodian for certain of his minor nieces and nephews, has the sole power to vote and the sole power of disposition.

(7) Richard L. Finn and C. John Malacarne share the power to vote: (i) 155,577 shares with Ms. Hudson, as co-trustees of the Nancy Bixby Hudson GST Trust and the Issue Trust for Nancy Bixby Hudson, which trusts are limited partners of the JRB Partnership; and (ii) 89,877 shares with Mr. Vogel, as co-trustees of the Issue Trust for Lee M. Vogel, a limited partner of the JRB Partnership.

(8) Includes (i) 217 shares for which W. E. Bixby, III, as a general partner of the WEB Partnership, has the sole power to vote; and (ii) 61,362 shares for which W. E. Bixby, III, as the sole trustee of the Walter E. Bixby, III GST Trust and the Issue Trust for Walter E. Bixby, III, which trusts are limited partners of the WEB Partnership, has the sole power to vote.

(9) Includes (i) 351,420 shares which W. E. Bixby, III owns directly and has the sole power to vote and the sole power of disposition; and (ii) 12,676 shares for which W. E. Bixby, III, as custodian for certain of his minor nieces and nephews, has the sole power to vote and the sole power of disposition.

(10) Ms. Hudson, as a general partner of the JRB Partnership, shares the power of disposition of these shares with the JRB Partnership, the managing partner and other general partners of the JRB Partnership. Ms. Hudson, as a general partner of the JRB Partnership, also has sole power to vote 272 of these shares and shares the power to vote 155,577 of these shares with Richard L. Finn and C. John Malacarne as co-trustees of the Nancy Bixby Hudson GST Trust and the Issue Trust for Nancy Bixby Hudson, which trusts are limited partners of the JRB Partnership.

(11) Ms. Hudson, as sole trustee of the Nancy Bixby Hudson Trust dated December 11, 1997, has the sole power to vote and the sole power to dispose of these shares.

                 Information Regarding Management and Directors

The table below sets forth information for the three highest paid officers of the Company and for each director whose aggregate direct remuneration exceeded $100,000 in 1999. (Base salary, bonuses, estimated retirement benefits and other employee benefits shown for W. E. Bixby, III and Daryl D. Jensen are obligations of subsidiaries Old American and Sunset Life, respectively.)

                                                                                    Benefits Accrued     Estimated Annual
                                                                                   or Set Aside During     Benefits Upon
                                                                          Aggregate       Year              Retirement
                                       Principal                           Direct   Retire-    Other         Retire-         Other
                                     Occupation or                        Remunera-  ment     Employee        ment         Employee
     Name                             Employment                            tion*    Plan     Benefits       Plan  1       Benefits
  J. R. Bixby                 Chairman of the Board                     $ 151,500     **     $   ***      $  222,0522    $    ***
  R. Philip Bixby             President, CEO and                          459,064     **       24,311        170,058          ***
                              Vice Chairman of the Board
  W. E. Bixby, III            President, Old American                     173,450     **        8,694        62,583           ***
                              Insurance Company, a subsidiary
  Richard L. Finn             Senior Vice President,                      274,199     **       13,903        131,209          ***
                              Finance
  Jack D. Hayes               Senior Vice President,                      257,368     **       12,078        20,609           ***
                              Marketing
  Daryl D. Jensen3            Vice Chairman of the Board,                 242,957     **       11,605          ***            ***
                              Sunset Life Insurance
                              Company of America,
                              a subsidiary
  Francis P. Lemery3          Senior Vice President                       239,159     **       12,475          ***            ***
                              and Actuary
  C. John Malacarne           Vice President, General Counsel             230,208     **       11,639        128,788          ***
                              and Secretary

*The amount reported herein as aggregate direct remuneration includes base salary, bonuses, directors' fees, payments from subsidiaries for services as an officer or director, and amounts expended by the Company and reported as taxable income to the officers and directors for the use of Company owned or leased automobiles, Company facilities, tickets to sporting events and insurance made available to them. Certain expenses including medical examinations, business, civic club dues, and tickets to civic events are reimbursed or provided to officers, directors and employees and other fringe benefits which are believed to constitute ordinary and incidental business expenses, which are paid or reimbursed by the Company in the interest of facilitating job performance and minimizing the work-related expenses incurred by such persons, are not included and are not reported as income to them. The Company does not consider such benefits to be excessive or unusual.

**The method of funding is an aggregate method and does not provide annual cost accruals for individual participants.

***None.

1    Represents  the  estimated   annual  accrued  benefit  payable  at  age  65
     calculated based upon pay and service as of December 31,1999.  Participants may elect a lump sum distribution.

2    The amount shown for Estimated  Annual  Benefits Upon  Retirement for J. R.
     Bixby are actual benefits.

3    Mr. Jensen and Mr. Lemery  retired in 1999.  The amounts shown as Aggregate
     Direct Remuneration and Other Employee Benefits include amounts paid to them or accrued prior to their retirement. Each elected a lump sum benefit upon retirement, and no further benefits are due from the plan.


                       By order of the Board of Directors

                              /s/ C. John Malacarne
                        C. John Malacarne Vice President,
                          General Counsel and Secretary
 March 29, 2000
                                                                  -5-



                                      PROXY
                       KANSAS CITY LIFE INSURANCE COMPANY
               3520 Broadway * Kansas City, Missouri * 64111-2565

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 20, 2000
                              CUSIP NO. 484836-10-1

  Please sign, date and mail your proxy card promptly in the enclosed envelope.
          No postage will be necessary if mailed in the United States.







SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF KANSAS CITY LIFE INSURANCE COMPANY


I hereby make, constitute and appoint J. R. Bixby and James F. Aldrich, jointly and severally, proxies for the undersigned to vote all the shares which I am entitled to vote at the Annual Meeting of Stockholders of Kansas City Life Insurance Company to be held at the Company, 3520 Broadway, Kansas City,
Missouri, at 9 a.m. on April 20, 2000, and direct said proxies to vote as follows:


1)       ELECTION OF DIRECTORS:

     FOR all nominees listed below (except       WITHHOLD AUTHORITY to vote for
      as marked to the contrary below)*          all nominees listed below

(* To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

   J. R. Bixby                Robert Philip Bixby              Richard L. Finn

           Warren J. Hunzicker, M.D.                   Larry Winn, Jr.

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed and received in time, this Proxy will be voted as directed by the stockholder, HOWEVER, IF NO SUCH CHOICE IS SO INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES PROPOSED BY THE BOARD.

Dated_____________________, 2000   _____________________________________________
                                                       Stockholder
I do _____  I do not _____  plan to attend the meeting.

     This Proxy should be executed by and in the name of the stockholder exactly as such name appears on the stock certificate. If executed by a corporation, the proxy should be signed by an authorized officer, indicating their title. If executed by an executor, administrator, trustee or other fiduciary, the title of such fiduciary should be shown. Any person named as proxy must be a stockholder of this Company.